Exhibit 99.1
Michael K. Farrell Executive Vice President MetLife U.S. Distribution KBW 2009 Insurance Conference September 9, 2009

2 Safe Harbor Statement These materials may contain or incorporate by reference information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe" and other words and terms of similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results. Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining MetLife's actual future results. These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Risks, uncertainties, and other factors that might cause such differences include the risks, uncertainties and other factors identified in MetLife, Inc.'s filings with the U.S. Securities and Exchange Commission ("SEC"). These factors include: (i) difficult and adverse conditions in the global and domestic capital and credit markets; (ii) continued volatility and further deterioration of the capital and credit markets, which may affect the Company's ability to seek financing or access its credit facilities; (iii) uncertainty about the effectiveness of the U.S. government's plan to stabilize the financial system by injecting capital into financial institutions, purchasing large amounts of illiquid, mortgage-backed and other securities from financial institutions, or otherwise; (iv) the impairment of other financial institutions; (v) potential liquidity and other risks resulting from MetLife's participation in a securities lending program and other transactions; (vi) exposure to financial and capital market risk; (vii) changes in general economic conditions, including the performance of financial markets and interest rates, which may affect the Company's ability to raise capital, generate fee income and market-related revenue and finance statutory reserve requirements and may require the Company to pledge collateral or make payments related to declines in value of specified assets; (viii) defaults on the Company's mortgage and consumer loans; (ix) investment losses and defaults, and changes to investment valuations; (x) impairments of goodwill and realized losses or market value impairments to illiquid assets; (xi) unanticipated changes in industry trends; (xii) heightened competition, including with respect to pricing, entry of new competitors, consolidation of distributors, the development of new products by new and existing competitors and for personnel; (xiii) discrepancies between actual claims experience and assumptions used in setting prices for the Company's products and establishing the liabilities for the Company's obligations for future policy benefits and claims; (xiv) discrepancies between actual experience and assumptions used in establishing liabilities related to other contingencies or obligations; (xv) ineffectiveness of risk management policies and procedures, including with respect to guaranteed benefit riders (which may be affected by fair value adjustments arising from changes in our own credit spread) on certain of the Company's variable annuity products; (xvi) increased expenses relating to pension and post-retirement benefit plans, (xvii) catastrophe losses; (xviii) changes in assumptions related to deferred policy acquisition costs, value of business acquired or goodwill; (xix) downgrades in MetLife, Inc.'s and its affiliates' claims paying ability, financial strength or credit ratings; (xx) economic, political, currency and other risks relating to the Company's international operations; (xxi) availability and effectiveness of reinsurance or indemnification arrangements, (xxii) regulatory, legislative or tax changes that may affect the cost of, or demand for, the Company's products or services; (xxiii) changes in accounting standards, practices and/or policies; (xxiv) adverse results or other consequences from litigation, arbitration or regulatory investigations; (xxv) deterioration in the experience of the "closed block" established in connection with the reorganization of Metropolitan Life Insurance Company; (xxvi) the effects of business disruption or economic contraction due to terrorism, other hostilities, or natural catastrophes; (xxvii) MetLife's ability to identify and consummate on successful terms any future acquisitions, and to successfully integrate acquired businesses with minimal disruption; (xxviii) MetLife, Inc.'s primary reliance, as a holding company, on dividends from its subsidiaries to meet debt payment obligations and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends; and (xxix) other risks and uncertainties described from time to time in MetLife, Inc.'s filings with the SEC. MetLife, Inc. does not undertake any obligation to publicly correct or update any forward-looking statement if MetLife, Inc. later becomes aware that such statement is not likely to be achieved. Please consult any further disclosures MetLife, Inc. makes on related subjects in reports to the SEC.

3 Agenda Annuity 2nd Quarter Sales Results Distribution Depth & Quality Market Environment Industry Outlook Why We are Winning Unless otherwise specified, annuity sales as discussed in this presentation constitute annuity deposits as reported in MetLife's Quarterly Financial Supplements.

4 4 Second Quarter Sales Results 3,815 7,382 5,456 Total Annuity Sales: Increased $1.6b (43%) YOY Decreased $1.9b (26%) Sequentially Variable: Increased $1.0b (27%) YOY Increased $0.8b (21%) Sequentially Fixed: Increased $0.7b (243%) YOY Decreased $2.7b (74%) Sequentially (millions)

5 Leading Market Position 2001 2002 2003 2004 2005 2006 2007 2008 Q209 1st 2nd 2nd 2nd 2nd 3rd 4th 5th 7th VARDS Sales Ranking

6 Market Share Variable Annuity Sales Market Share Source: VARDS/Morningstar

7 $5.5 Billion 43% YOY Total Annuity Sales by Channel 2Q09 Source: 2Q09 Internal Sales Reporting Note: Planner includes Primerica & Wrap (Millions)

8 $4.5 Billion 27% YOY Variable Annuity Sales by Channel 2Q09 Source: 2Q09 Internal Sales Reporting Note: Planner includes Primerica & Wrap (Millions)

9 $949 Million 243% YOY Fixed Annuity Sales by Channel 2Q09 Source: 2Q09 Internal Sales Reporting Note: Planner includes Primerica & Wrap (Millions)

10 Variable Annuity Sales Growth 10.2% CAGR Variable Annuity Sales ($ Millions) Calculated using 2009P mid-point

11 11 Variable Annuity Net Assets by Company 2Q09 Industry Variable Annuity Assets Source for Industry & Competitor Net Assets: VARDS/Morningstar 2Q09 VA Sales & Asset Survey Industry: $1,188b in net assets Decrease of $237b (17%) YOY Increase of $121b (11%) Sequentially MetLife: $90.1b in net assets Decreased $10b (10%) YOY Increased $13b (17%) Sequentially Other: Top 5 companies = 52% of net assets Top 10 companies = 75% of net assets

12 Agenda Annuity 2nd Quarter Sales Results Distribution Depth & Quality Market Environment Industry Outlook Why We are Winning

13 Distribution Depth & Quality Affiliated Affiliated MetLife 6,277 New England Financial 2,364 Walnut Street Securities 783 Tower Square Securities 502 Total 10,561 Independent Independent Appointed Brokers 157,894 Selling Agreements 784 External Wholesalers 145 Internal Wholesalers 141

14 Agenda Annuity 2nd Quarter Sales Results Distribution Depth & Quality Market Environment Industry Outlook Why We are Winning

15 Market Environment VA Industry sales trends Flight to Quality De-risking Products and Repricing Damaged and uncertain competitors Highly active gatekeeper community Passive vs. Active investing trends Industry wholesaler cuts Distribution shift

16 Agenda Annuity 2nd Quarter Sales Results Distribution Depth & Quality Market Environment Industry Outlook Why We are Winning

17 Industry Outlook Risk sharing between consumer & company Lower investment fees / passive money management Advice-based product / declining distribution cost Increasing consumer demand Third party direct distribution Solution-driven combinations Mortality pooling Advisor standard of care Guarantees essential to value proposition

18 Agenda Annuity 2nd Quarter Sales Results Distribution Depth & Quality Market Environment Industry Outlook Why We are Winning

19 Why We are Winning Strong Brand and Balance Sheet

20 Strategic Partners 20

21 Why We are Winning Strong Brand and Balance Sheet Hedging / Risk Management Credibility Competitive Core Product Portfolio - GMIB focus Proprietary Product Relationships

22 Raymond James Edward Jones Edward Jones Proprietary Products

23 Why We are Winning Strong Brand and Balance Sheet Hedging / Risk Management Credibility Competitive Core Product Portfolio - GMIB focus Proprietary Product Relationships Stable Wholesaling Force Sales Technology / Internal desk Scale Premier Partners / Narrow and Deep Strategy Communication